Other Taxes Payable - Schedule of Other Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Other Taxes Payable [Abstract]
Withholding individual income taxes for employees			¥ 6,999		¥ 8,593
VAT payables			5,186		15,512
Others			18		622
Total	¥ 8,481	$ 1,167	¥ 12,203	$ 1,719	¥ 24,727